SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENVIROSOURCE, INC

          GABELLI FUNDS, INC.
               THE GABELLI ASSET FUND
                                10/29/98              200             4.0400
               THE GABELLI CAPITAL ASSET FUND
                                10/27/98            5,000             4.5000
                                10/26/98            3,000             4.5400
          GAMCO INVESTORS, INC.
                                11/02/98            2,000             4.1250
                                10/30/98           12,000             4.1250
                                10/28/98            1,000             4.0625
                                10/26/98            3,000             4.7500
                                11/03/98            2,000             4.2500
                                11/03/98              328-            4.0625
                                11/03/98            9,928             4.2018
                                11/02/98            2,000-            4.1250
                                10/29/98            2,285-            4.0547
                                10/29/98            5,000             4.1250
                                10/28/98            3,000             4.3750
                                10/27/98            1,401             4.5357
                                10/27/98            2,000             4.7500
                                10/23/98           13,400             4.8125
                                10/22/98            1,000             4.8750












          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASADAQ NATONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.